Exhibit 99.1

May, 2015 Better Cancer Monitoring with Cell-Free DNA

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Copyright©2015 Trovagene, Inc. Confidential 2

Our Goal To Improve Treatment Outcomes with Copyright©2015 Trovagene, Inc. Confidential 3 Non-invasive Cancer Monitoring Trovagene’s technology non-invasively detects and quantitates circulating tumor DNA in urine and plasma for improved disease management

Company Overview

Precision cancer monitoring technology addresses a high unmet clinical need

Enables frequent, non-invasive monitoring of oncogene mutation status, disease progression, and recurrence

Numerous clinical collaborations with leading cancer centers

30+ clinical studies

Expanding clinical evidence to support broad market adoption

Generating health economic data necessary for appropriate reimbursement

Significant patent portfolio around cell-free DNA

Proprietary methods of extracting, purifying, detecting and quantifying oncogene mutations in cell-free DNA cap ACCREDITED

CLIA certified, CAP accredited, high complexity lab to offer diagnostic services

NASDAQ: TROV

~$350M market cap

Molecular Diagnostic Specialist

Focused on Cancer Monitoring

Founded in 1999

NASDAQ listing 2012

$44M cash on hand (03/31/15)

Copyright©2015 Trovagene, Inc. | Confidential
4

Experienced Leadership Team

Antonius Schuh, PhD
Chief Executive Officer

Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom
PhD Pharm. Chem

Matt Posard
Chief Commercial Officer

Gen-Probe, Biosite, Illumina
BA Econ, UCSD

Stephen Zaniboni
Chief Financial Officer

Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom
CPA | BS Accounting | MBA

Mark Erlander, PhD
Chief Scientific Officer

BioTheranostics, AviaraDx, Arcturus, J&J, Scripps Research Institute
BS, MS Biochem | PhD Neuroscience

Oanh Dang, PhD
VP, Business Development

Sequenom, Gen-Probe, Illumina, Sirius Genomics, Zymeworks
PhD Biomedical Sciences

Janel Dockter
VP, Product Development

Hologic, Gen-Probe, The Scripps Research Institute
BA Microbiology

Rob Kelley
VP, Marketing

Duke Immunology, Merck, Guidant, Biosite, Siemens, Illumina
BS Biology, Duke University
MBA Anderson School of Business

Keith McCormick
VP, Sales & Sales Operations

BioTheranostics, AviaraDx, Biogen Idec, Schering Plough, Dianon Systems
BBA Marketing | MBA Int'l Business

Vlada Melnikova MD, PhD
VP, Research & Development

Transgenomic, ApoCell, MD Anderson Cancer Center
MD | PhD Biological Engineering

David Moskowitz, RPh
VP, Investor Relations

UBS, FBR, Caris & Co, Roth Capital
BS Pharmacy | MBA Finance

Scientific Advisors

Alberto Bardelli, PhD
Paul Billings, MD, PhD
Charles Cantor, PhD
Carlo M. Croce, MD
Riccardo Dalla-Favera, MD
Brunangelo Falini, MD
K. Peter Hirth, PhD

Board of Directors

Thomas Adams, PhD (Chair)
Paul Billings, MD, PhD
John P. Brancaccio, CPA
Carl B. Feldbaum
Gary S. Jacob, PhD
Rodney Markin, MD, PhD
Antonius Schuh, PhD
Stanley Tennant, MD

Copyright©2015 Trovagene, Inc. | Confidential
5

Targeted Therapies for Cancer Therapies are expensive and have side effects Specific for particular biomarkers Response monitoring required Resistance develops Clinical Problem Copyright©2015 Trovagene, Inc. Confidential 6 Driven by Oncogene mutations and alterations Heterogeneous: Inter-tumor (Distal) New Understanding of Cancer Intra-tumor Need for Genomic Monitoring

Limitations of Current Technology for Cancer Monitoring Copyright ©2015 Trovagene, Inc. Confidential 7 Imaging Tissue biopsy Circulating tumor cells Rough indication of tumor size No molecular information Radiation concerns for younger patients Not representative of tumor heterogeneity Not informative of tumor dynamics Low clinical sensitivity Technically challenging Traditional blood markers Not representative of tumor heterogeneity Non-specific for cancer Low clinical sensitivity Invasive procedures, often not possible Potential for serious complications Serial biopsies increasingly not feasible Not representative of tumor heterogeneity

Significant Market Opportunity Copyright©2015 Trovagene, Inc. Confidential 8 $12B In 2010 Insufficient Imaging Tools in Oncology Still Yield Huge Market Initial Opportunity for Trovagene 525K Metastatic cancer patients per year 8-10 Imaging procedures received by cancer patient during first year of treatment $5B Potential market Cancer already in advanced state No molecular data delivered Source: BCC Research

Circulating Tumor DNA (ctDNA) Copyright©2015 Trovagene, Inc. Confidential 9 Main Advantages of ctDNA Captures intra- and inter-tumor heterogeneity Systemic overview of cancer Frequent sampling options for monitoring applications Different analyte options depending on clinical context Tumor cells Blood stream

Why Urine? Copyright©2015 Trovagene, Inc. 10 Unlimited Volume Completely Non-invasive Frequency of Testing Convenient Urine ctDNA Plasma ctDNA

Trovagene Precision Cancer Monitoring (PCM[SM]) Platform

Extraction and Isolation of ctDNA


59%
ctDNA 2.0 ng/ul
gDNA 1.4 ng/ul
92%
ctDNA 4.9 ng/ul
gDNA 0.04 ng/ul

~0.5μg ctDNA/ 100 mL of urine

Mutant Allele Enrichment



100-1000 fold enrichment

Platform Agnostic



Integration with Commercially Available Platforms

Detection and Quantification



Proprietary error rate detection and normalization.

Single Molecule Detection

Ultra-Sensitive Detection and Quantitative Monitoring

Copyright©2015 Trovagene, Inc. | Confidential

11

Available Tests and Tests in Development Copyright ©2015 Trovagene, Inc. Confidential 12 CRC LUNG MELANOMA PANCREATIC KRAS Exon 2 BRAF V600E KRAS Exon 2 NRAS Exon 2,3,4 BRAF V600E PIK3CA H1047R EGFR Exon 20 T790M EGFR Exon 19 Del EGFR Exon 21 L858R ALK Rearrangements NRAS Exon 2,3 KRAS Exon 3,4 ROS Rearrangements Available Now Late-Stage Development

Strategy to Drive Clinical Adoption & Reimbursement

QUALITATIVE → **QUANTITATIVE** → **STANDARD OF CARE**

Stage 1
Tumor Status

- Demonstrate concordance of oncogene mutation status between urine and tumor tissue
- **Clinical Utility:** Determine mutational status of actionable biomarkers in urine when a biopsy is not an option. Ex. BRAF, KRAS



$100-$200M Revenue

Stage 2
Tumor Dynamics

- Expand mutational coverage of urine-based actionable oncogene mutations for our PCM platform
- **Clinical Utility:** Quantitatively assess mutational status in urine longitudinally as an indicator of responsiveness to therapy, disease status & emergence of resistance mutations



$500+M Revenue

Stage 3
Improved Patient Outcomes

- Demonstrate in multi-institutional trials that results from urine-based monitoring of actionable mutations increases patient progression-free survival (PFS) & overall survival (OS)
- Demonstrate health economic benefits of non-invasive oncogene mutation monitoring
- **Clinical Utility:** Quantitatively assess patient mutational status in urine longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection



Multi $B Revenue

Copyright©2015 Trovagene, Inc. | Confidential
13

30+ Collaborations to Validate & Integrate our PCM Platform Copyright©2015 Trovagene, Inc. Confidential 14 Disease Ongoing Pending Protocol in Dev/Approval Under Evaluation Market Size U.S. (# of pts) Lung Cancer (NSCLC) 7 0 – 399,000 Colorectal Cancer 3 3 – 1,154,000 Pancreatic Cancer 4 – 1 42,000 Melanoma 2 2 – 922.000 ECD/LCH 2 1 – 5,000 Brain Cancer 1 1 – 142,000 Prostate Cancer – 1 – 2,618,000 All-Comers, Metastatic Cancers 2 – – 525,000 HPV 4 – 3 Total # of Studies 20 12 5 SM

Clinical Results Presented & Published To Date

2Q'14

4/2014 — **AACR Poster**
Concordant *BRAF*

6/2014 — **2 ASCO Presentations**
1. Histiocytic *BRAF* MSKCC/MD Anderson
2. Longitudinal *BRAF* MD Anderson

5/2014 — **Publication**
Oncotarget
Histiocytic *BRAF*
MD Anderson

3Q'14

8/2014 — **NEXTGEN DX SUMMIT**
Oral Presentation, Technology

8/2014 — **IPV Meeting**
Poster Presentation
HR-HPV

7/2014 — **Publication**
Blood
ECD clinical guidelines

4Q'14

10/2014 — **Publication**
Cancer Discovery
Histiocytic *BRAF*

1Q'15

1/2015 — **2 ASCO GI Posters**
1. Pancreatic *KRAS* Univ. of Copenhagen
2. Colorectal KRAS Genomac

2/2015 — **Eurogin Congress**
Clinical Results Presented
HR-HPV Large-scale trial

2/2015 — **Molecular Medicine Tri Conference**
Oral presentation

1/2015 — **Personalized Medicine World Congress**
Oral presentation

2Q'15

5/2015 — **Annual Conference of the Association for Value-Based Cancer Care**
Cost savings: urine vs lung cancer biopsies

4/2015 — **ELCC Meeting**
Oral Presentation
EGFR T790M

5/2015 — **Biomarkers & Diagnostics World Congress**
Oral presentation

4/2015 — **AACR Posters**
1. Pancreatic & colon cancers KRAS
2. Urine sample has >10x ctDNA vs plasma sample

- Concordance with plasma and tissue
- Longitudinal correlation with response to therapy
- ECD guidelines
- Superior to biopsy

Copyright©2015 Trovagene, Inc. | Confidential
15

ECD/LCH Tissue Biopsy First Line Treatment Imaging (every 2-3 months) Histiocytic Disorders: ECD/LCH Standard of Care Copyright©2014 Trovagene, Inc. Confidential Monitoring Therapeutic Response BRAF V600E Detection BRAF V600E TROVAGENE ECD/LCH ALL STAGES Molecular diagnosis of BRAF mutation – patients are placed on targeted therapy Re-staging of cancer CLINICAL YTILITY MSKCC, MDACC, NIH (30 patients) STUDIES 16

Prospective Blinded Study of BRAF V600E Mutation Detection in Cell-Free DNA of Patients with Systemic Histiocytic Disorders[1]

Background

- Erdheim Chester disease (ECD) and Langerhans Cell Histiocytosis (LCH) are histiocytic diseases
- Histiocytic diseases harbor somatic mutations (i.e., BRAF V600E)
- Patients with BRAF V600E mutation respond to BRAF inhibitors
- Histiocytic tissue technically challenging for tissue biopsy

Objectives

- Concordance:
  - Tissue biopsy (gold standard) vs. urine BRAF cfDNA
  - Urine vs. plasma BRAF cfDNA
- Longitudinal:
  - Urine cfDNA BRAF status during treatment regimen

Study Design

- Urine and Plasma from patients
- Blinded study: tissue biopsies (CLIA) correlated after ctDNA results



Histiocytic Patients N=30
Urine cfDNA *BRAF* V600E
V600E Positive
V600E Negative
Evaluate Tissue Biopsy *BRAF* V600E Concordance
Evaluate Plasma *BRAF* V600E Concordance
Evaluate Tissue Biopsy *BRAF* WT Concordance
Evaluate Plasma *BRAF* WT Concordance

Memorial Sloan-Kettering Cancer Center

MD Anderson Cancer Center

[1]*Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71*

17

Urinary ctDNA Outperforms Tissue Biopsies[1]



Tissue BRAFV600E genotype
Indeterminate Genotype
n=9
n=15
BRAFV600E Mutant
BRAF Wildtype
n=6
Urinary ctDNA BRAFV600E genotype
n=16
BRAFV600E Mutant
BRAF Wildtype
n=14
Urinary ctDNA N=30
Trovagene Assay Results
p=0.005
1000
100
10
1
0.1
0.01
0.001
Initial Tissue Results
Plasma ctDNA N=19
Trovagene Assay Results
p=0.02
Initial Tissue Results
On BRAF inhibitor
Wildtype
Mutant
Unknown

- BRAF mutational status obtained for 100% of patients by urine and only 70% of patients by tissue biopsy
- 100% concordance between tissue, urine and plasma in treatment naive patients

[1]Hyman et al., *Cancer Discovery 2015 Jan;5(1):64-71*

Copyright©2015 Trovagene, Inc. | Confidential
18

Correlation between Longitudinal ctDNA and Radiographic Response1 19 BRAFV600E burden in urine correlates w/ radiographic response. BRAFV600E allele burden in urine changes dynamically with therapy. 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71 19

Dynamic Monitoring Captures Early Progression and Response1 Copyright©2014 Trovagene, Inc. Confidential 20 One week Successful monitoring tumor dynamics independent of drug class used Patient’s tumor progressed within 1 wk of Anakinra withdrawal Demonstration of need for higher frequency urine-based testing to monitor Patient responded to Vemurafenib, BRAF inhibitor Demonstrates that continually monitoring patient enables optimal therapy over time 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71 20

NSCLC Standard of Care

CLINICAL UTILITY

MOLECULAR DIAGNOSIS AND RESECTABLE DISEASE

- Success of surgery
- Re-staging of cancer
- Adjuvant radiation/Chemo or not?

STAGE IV METASTATIC DISEASE

- Selection of correct first line therapy within days of diagnosis – patients go on right treatment early (anti-EGFR or Chemo?)
- Re-staging of cancer, response and emergence of resistance
- Replacement of second biopsy and selection of correct second line therapy (anti-T790M or Chemo?)



NSCLC
Tissue Biopsy
Surgery
Adjuvant Therapy
First Line Treatment
Imaging (every 6-8 weeks)
Tissue Biopsy
Second Line Treatment
Imaging (every 6-8 weeks)

TROVAGENE

Molecular Detection	Minimal Residual Disease Response Monitoring	Monitoring Emergence of Resistance	Molecular Detection & Response Monitoring
EGFR Exon 19 del EGFR L858R KRAS	EGFR KRAS G12/13	EGFR T790M	EGFR T790M

MARKET

Primary Biopsies		Minimal Residual Disease Response		Monitoring Emergence of Resistance		Molecular Detection & Response Monitoring
~85,000 patients / year ~85,000 tests per year	15% EGFR+ 15% RAS+	~25,500 patients x 5 ~127,500 tests per year	15% EGFR+	~13,000 patients per year x 10 tests ~130,000 tests per year	60% EGFR T790M+	~7,500 patients x 10 tests ~75,000 tests per year

©opyright©2014 Trovagene, Inc. | Confidential
21

NSCLC Standard of Care

CLINICAL UTILITY

MOLECULAR DIAGNOSIS AND RESECTABLE DISEASE

- Success of surgery
- Re-staging of cancer
- Adjuvant radiation/Chemo or not?

STAGE IV METASTATIC DISEASE

- Selection of correct first line therapy within days of diagnosis – patients go on right treatment early (anti-EGFR or Chemo?)
- Re-staging of cancer, response and emergence of resistance
- Replacement of second biopsy and selection of correct second line therapy (anti-T790M or Chemo?)


NSCLC
Tissue Biopsy
Surgery
Adjuvant Therapy
First Line Treatment
Imaging (every 6-8 weeks)
Tissue Biopsy
Second Line Treatment
Imaging (every 6-8 weeks)
TROVAGENE
Molecular Detection
EGFR Exon 19 del
EGFR L858R
KRAS
Minimal Residual Disease Response Monitoring
EGFR
KRAS G12/13
Monitoring Emergence of Resistance
EGFR T790M
Molecular Detection & Response Monitoring
EGFR T790M
STUDIES
MSKCC, COH, UCSD and Catholic Health Initiatives
UCSD (30 patients)
MSKCC, City of Hope, UCSD and Catholic Health Initiatives (340 patients)
Pharma
UCSD (100 patients)

Copyright©2014 Trovagene, Inc. | Confidential
22

Replacing Tissue Biopsy in Metastatic NSCLC with ctDNA

Monitoring ctDNA EGFR for Treatment Response and Early Acquisition of EGFR T790M Resistance Mutation

300 Metastatic NSCLC Patients at Diagnosis, EGFR Exons19 and 21 Status in Tissue

300 Matched Urine and Plasma Samples

- Evaluate EGFR Concordance between Urine and Tissue
- Evaluate EGFR Concordance between Plasma and Tissue

100 Metastatic NSCLC Patients, 1st Line anti-EGFR Therapy

600 Urine Samples
Serial Collections on Erlotinib

ctDNA Monitoring for Response and Early Acquisition of EGFR T790M

3 mon — Detection of T790M 3 months prior to detection of progression by imaging*

30 Metastatic NSCLC Patients, Second Line Therapy

210 Urine Samples
Serial Collections on Second Line Therapy

EGFR T790M Concordance between Urine and Tissue

100% — Urine vs Tissue Detection of EGFR T790M Mutation at any time point 10/10 Patients

**Preliminary Results*

Multi-Institutional Program

23

Urine Identifies More Patients with EGFR T790M Mutation than Tissue Copyright©2014 Trovagene, Inc. Confidential 24 15 Patients Tissue Urine 10 Patients Preliminary Results (Total number of patients examined by urine = 22, number of patients examined by tissue = 13 of 22) 24

Monitoring Urinary ctDNA EGFR Mutation Within First 2 Weeks of Targeted Therapy Predicts Subsequent Radiographic Response in Patients Copyright©2015 Trovagene, Inc. Confidential 25 1Husain et al., ELCC 2015 Quantitate Drug Response: Lung Cancer Patient 1 Copies/100K GE (95% CI) Time on Drug T790M Exon 19 del Baseline 24 (19-38) 167 (125-267) Day 1 (4 h on drug) < LOD 8 (6-13) Day 1 221 (168-361) 87 (65-139) Day 2 34 (28-55) 117 (88-187) Day 3 48 (39-78) 36 (27-58) Day 4 < LOD < LOD Day 5 15 (13-25) < LOD Day 6 < LOD 19 (14-30) Day 7 < LOD < LOD Week 2 < LOD < LOD Week 3 < LOD < LOD Week 4 < LOD < LOD Week 6 < LOD < LOD Week 12 < LOD < LOD Best Overall Response – PR LOD (T790M) = 2 copies (12 copies/100K GE) LOD (Ex 19 del) = 1 copy (6 copies/100K GE) SLD = Sum of the Longest Diameter of Lesions T790M Ex19 del Size on CT scan Sum of Longest Diameters (mm) Week 1 on drug 6 wks CT scan 12 wks CT scan 0 10 20 30 40 50 60 70 80 0 50 100 150 200 250 10/20/2014 10/27/2014 11/3/2014 11/10/2014 11/17/2014 11/24/2014 12/1/2014 12/8/2014 12/15/2014 12/22/2014 12/29/2014 1/5/2015 1/12/2015 1/19/2015 Urine EGFR Copies/100K GE

Patient 20 Patient 10 Patient 3 Copyright©2015 Trovagene, Inc. Confidential 26 1Husain et al., ELCC 2015 Monitoring for Resistance: Lung Cancer Early T790M Detection (Days to Radiographic Progression) Patient 1 111 Patient 3 52 Patient10 56 Patient 20 29 PD PD PD T790M detected T790M detected PD T790M detected T790M detected Urine T790M Copies/100K GE Patient 1 Urine T790M Copies/100K GE Urine T790M Copies/100K GE Urine T790M Copies/100K GE Urinary Detection of EGFR T790M Resistance Mutation in Advance of Radiographic Progression1 0 2 4 6 8 10 12 14 16 18 20 4/21/14 6/10/14 7/30/14 9/18/14 11/7/14 12/27/14 2/15/15 0 20 40 60 80 100 4/11/14 5/21/14 6/30/14 8/9/14 9/18/14 0 10 20 30 40 50 6/10/14 7/20/14 8/29/14 10/8/14 0 100 200 300 400 500 8/29/14 9/18/14 10/8/14 10/28/14

Colorectal Cancer Standard of Care

CLINICAL UTILTY

STAGE I-III RESECTABLE STAGE IV RESECTABLE LIVER METASTASES	ADVANCED AND METASTATIC UNRESECTABLE
• Success of surgery • Re-staging of cancer • Chemo or not?	• Replacement of biopsy performed with sole purpose of molecular diagnosis of RAS: selection of correct therapy within days of diagnosis – patients go on right treatment early (anti-EGFR/ VEGFR/ BRAF or Chemotherapy?) • Re-staging of cancer, response and emergence of resistance

CRC



Surgery
Adjuvant Therapy
Imaging
(every 6 wks-6 months)
Molecular
Detection
Systemic Therapy
Imaging
(every 6 weeks)

TROVAGENE

Minimal Residual Disease Response Monitoring	Molecular Detection	Response Monitoring
KRAS, NRAS, BRAF	KRAS, NRAS, BRAF	KRAS, NRAS, BRAF

MARKET

Surgeries	Molecular Detection		Response Monitoring
~80,000 stage I-III colorectal cancer cases x 4 tests ~320,000 tests per year	~50,000 stage IV ~50,000 tests	60% RAS/RAF+ 40% RAS emerging	~50,000 patients per year x 4 tests ~200,000 tests

Copyright©2014 Trovagene, Inc. | Confidential
27

Colorectal Cancer Standard of Care

CLINICAL UTILTY

STAGE I-III RESECTABLE STAGE IV RESECTABLE LIVER METASTASES	ADVANCED AND METASTATIC UNRESECTABLE
• Success of surgery • Re-staging of cancer • Chemo or not?	• Replacement of biopsy performed with sole purpose of molecular diagnosis of RAS: selection of correct therapy within days of diagnosis – patients go on right treatment early (anti-EGFR/ VEGFR/ BRAF or Chemotherapy?) • Re-staging of cancer, response and emergence of resistance


CRC
Surgery
Adjuvant Therapy
Imaging
(every 6 wks-6 months)
Molecular
Detection
Systemic Therapy
Imaging
(every 6 weeks)
TROVAGENE
Minimal Residual Disease
Response Monitoring
KRAS, NRAS, BRAF
Molecular Detection
KRAS, NRAS, BRAF
Response Monitoring
KRAS, NRAS, BRAF
STUDIES
Genomac
(54 patients)
Emory
(40 patients)
ONG-INBB
(40 patients)
MDACC
(30 patients)
USC
(60 patients)
MSK
(200 patients)

Copyright©2014 Trovagene, Inc. | Confidential
28

Detection and Monitoring Minimal Residual Disease in Surgical Colorectal Cancer Patients with Liver Metastases1


20 Stage IV colorectal cancer patients with resectable liver metastases
KRAS mutation in tissue
Matched urine and plasma, archived (3-5 years)
Blinded analysis, seven *KRAS* mutations (G12A/C/D/R/S/V and G13D)
Plasma (20 Patients)
Urine (20 Patients)
Plasma vs. Tissue Biopsy Concordant *KRAS* mutation at baseline 19/20 evaluable
95%
Urine vs. Plasma Concordant *KRAS* mutation at baseline 12/12 matched
100%
Urine vs. Tissue Biopsy Concordant *KRAS* mutation at baseline 11/12 evaluable
92%
Serial monitoring during and post surgery (n=193 plasma and urine samples)

[1]Poole et al, ASCO GI 2015

29

Monitoring ctDNA KRAS for Minimum Residual Disease Post Surgery1 Copyright©2015 Trovagene, Inc. Confidential 30 1Melnikova et al, AACR 2015 Curative surgery correlates with un-detectable levels of urinary ctDNA KRAS post-surgery in 4 of 5 patients Palliative surgery correlates with high levels of urinary ctDNA KRAS post-surgery in 10 of 12 patients Colorectal Cancer with Resectable Liver Metastases Minimal Residual Disease (MRD): Colorectal Cancer Surgery Days Alive > 1967 Patient 9 Days Alive = 292 Surgery 1.2 1.0 0.8 0.6 0.4 0.2 0.0 Fold Change KRAS Copies (Plasma) 250 200 150 100 50 0 Fold Change KRAS Copies (Plasma) Urine Plasma Urine Plasma Patient 12 0.00 0.50 1.00 1.50 2.00 Fold Change KRAS Copies (Urine) Collection Date 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 Fold Change KRAS Copies (Urine) Collection Date

Pancreatic Cancer Standard of Care

CLINICAL UTILTY

DIAGNOSIS
- Screening for cancer

RESECTABLE DISEASE
- Success of surgery
- Re-staging of cancer
- Chemo or not?

ADVANCED AND METASTATIC UNRESECTABLE
- Prognosis of disease for determining aggressiveness of therapy
- Clinical trials targeting KRAS

Pancreatic Cancer



Diagnosis Biopsy → Resectable Disease Surgery → Adjuvant Therapy → Imaging (every 6-12 weeks) → Non-Resectable Disease Chemotherapy → Imaging (every 6-12 weeks)

TROVAGENE

Pancreatic Cancer Screening	Minimal Residual Disease Response Monitoring	Prognostic for Survival	Response Monitoring
KRAS G12/13 CA 19-9	KRAS G12/13	KRAS G12/13 + CA-19-9	KRAS G12/13

MARKET

Pancreatic Cancer Screening	Minimal Residual Disease Response Monitoring	Prognostic for Survival	Response Monitoring
~18m individuals 50 and over per year screened	~8500 surgeries x 4 tests per patient ~34,000 tests per year	~32,000 unresectable patients per year	32,000 x 4 tests per patient ~128,000 tests per year

Copyright©2014 Trovagene, Inc. | Confidential
31

Pancreatic Cancer Standard of Care


CLINICAL UTILTY
DIAGNOSIS
• Screening for cancer
RESECTABLE DISEASE
• Success of surgery
• Re-staging of cancer
• Chemo or not?
ADVANCED AND METASTATIC UNRESECTABLE
• Prognosis of disease for determining aggressiveness of therapy
• Clinical trials targeting KRAS
Pancreatic Cancer
Diagnosis Biopsy
Resectable Disease Surgery
Adjuvant Therapy
Imaging (every 6-12 weeks)
Non-Resectable Disease Chemotherapy
Imaging (every 6-12 weeks)
TROVAGENE
Pancreatic Cancer Screening
KRAS G12/13
CA 19-9
Minimal Residual Disease Response Monitoring
KRAS G12/13
Prognostic for Survival
KRAS G12/13 +
CA-19-9
Response Monitoring
KRAS G12/13
STUDIES
University of Copenhagen
University of Copenhagen (50 patients)
MDACC (90 patients)
University of Copenhagen (182 patients)
USOR - SH - UCSF (45 patients)
University of Copenhagen (182 patients)
USOR - SH – UCSF (45 patients)

Copyright©2014 Trovagene, Inc. | Confidential
32

Baseline KRAS Pre-treatment (cps/100K GE) Week 2 KRAS End of Cycle 1 (cps/100K GE) N Median Overall Survival (after Cycle 1) 95% CI for Median Overall Survival (after Cycle 1) Hazard Ratio of Death (95% CI) 5.5 5.5 28 336 days 235 – 461 days 1.0 5.5 > 5.5 10 252 days >168 days2 1.3 > 5.5 5.5 20 224 days 189 – 325 days 1.7 > 5.5 > 5.5 78 134 days 104 – 159 days 3.4 Monitoring ctDNA KRAS G12/13 Within First 2 Weeks of Chemotherapy Predicts Overall Survival in Pancreatic Patients1 Copyright©2015 Trovagene, Inc. Confidential 33 1Johansen et al, AACR 2015; 2 Outer 95% CI unable to calculate KRAS G12/13 ctDNA monitoring has clinical utility to track therapeutic efficacy of chemotherapy in pancreatic cancer patients Advanced and Metastatic Pancreatic Cancer Quantitate Drug Response: Pancreatic Cancer Survival Rate Diminishes Death Rate Increases

Melanoma Standard of Care

CLINICAL UTILTY

STAGE IV METASTATIC MELANOMA

- Monitoring response allows selection or early switch to optimal therapy: BRAF inhibitors or Immunotherapy?
- Optimal intervals on intermittent BRAF therapy
- Immunotherapy "Pseudoprogression" or not?



MELANOMA
First Line Treatment
Imaging (every 6-8 weeks)
Drug Holidays
Imaging (every 6-8 weeks)
Second Line Treatment
Imaging (every 6-8 weeks)

TROVAGENE

Response Monitoring

BRAF

MARKET

Response Monitoring

~9000 stage IV patients x 60% BRAF+ x 10 tests
~54,000 tests per year

Copyright©2014 Trovagene, Inc. | Confidential

34

Melanoma Standard of Care

CLINICAL UTILTY

STAGE IV METASTATIC MELANOMA

- Monitoring response allows selection or early switch to optimal therapy: BRAF inhibitors or Immunotherapy?
- Optimal intervals on intermittent BRAF therapy
- Immunotherapy "Pseudoprogression" or not?



MELANOMA
First Line Treatment
Imaging (every 6-8 weeks)
Drug Holidays
Imaging (every 6-8 weeks)
Second Line Treatment
Imaging (every 6-8 weeks)
TROVAGENE
Response Monitoring
BRAF
STUDIES
DFCI (40 patients)
MSKCC (50 patients)
UCSF (210 patients)
Georgetown University (7 patients)

Copyright©2014 Trovagene, Inc. | Confidential
35

Monitoring ctBRAF V600E and Treatment Response[1]



17 metastatic cancer patients
Positive urine BRAF V600E
15 evaluable patients for ctDNA *BRAF* V600E ≥4 weeks
Evaluate time to progression
% tumor change per RECIST 1.1
Urine ctDNA *BRAF* decrease
Urine ctDNA *BRAF* increase
Urine BRAF ctDNA correlates to BRAF/MEK targeted therapy (p=0.002)
259 days (median) to progression 95% CI=240-278 days
61 days (median) to progression 95% CI = 59-63 days
p=0.002

[1]Janku et al, AACR 2014



Urine *BRAF* V600E ctDNA monitoring has clinical utility to track therapeutic efficacy of targeted therapy in metastatic cancer patients harboring mutant *BRAF* V600E

MD Anderson Cancer Center

36

Patient 5: Metastatic Melanoma Patient 36: Metastatic Non-Small Cell Lung Cancer Longitudinal ctDNA BRAF V600E Mutation Status Correlates with Therapy Response1 37 Patient 8: Metastatic Non-Small Cell Lung Cancer Patient 16: Metastatic Colorectal Cancer Urine BRAF V600E ctDNA monitoring has clinical utility to track therapeutic efficacy of targeted therapy in metastatic cancer patients 1Janku et al, AACR 2014 37

Ongoing Clinical Studies Continue to Drive Publications

4/2015 – **AACR Presentations**
1. Pancreatic
2. Colorectal
3. Technology

5/2015 – **ASCO**
5 abstracts accepted
Melanoma, lung, pancreatic colorectal cancers

4/2015 – **European Lung Cancer Conference**
Oral presentation

6/2015 – **Cancer Markers & Liquid Biopsies Conference**
Abstracts submitted

5/2015 – **Annual Conference of the Association for Value-Based Cancer Care**
Cost savings: urine vs lung cancer biopsies

6/2015 – **AACR Precision Medicine Series: Integrating Clinical Genomics and Cancer Therapy**
1 Abstract accepted, Lung cancer

5/2015 – **Biomarkers & Diagnostics World Congress**
Oral presentation

Submit manuscript
HR-HPV Method

Submit manuscript
HR-HPV Predictor4

Submit manuscript
Longitudinal KRAS
Pancreatic

8/2015 – **NEXTGEN DX SUMMIT**
Abstract submitted

9/2015 – **ESMO**
Abstracts submitted

9/2015 – **IPV Conference**
Submit Abstracts

Submit manuscript
Detection and monitoring
EGFR T790M
Lung

Submit manuscript
BRAF and KRAS multiple cancers
MD Anderson

9/2015 – **16th World Conference on Lung Cancer**
Abstracts submitted

10/2015 – **AACR-NCI-EORTC**
Submit abstracts

10/2015 – **HISTIOCYTIC SOC.**
Submit abstracts

1/2016 – **SCO GI**
bmit abstracts

2/2016 – **Eurogin Congress**
Submit abstracts

2/2015 – **Molecular Medicine Tri Conference**

1/2016 – **Personalized Medicine World Congress**
Oral presentation

Q2 | Q3 | Q4 | Q1

2015 | 2016

Copyright©2015 Trovagene, Inc. | Confidential
38

Market Development Activities for Commercialization Program Copyright©2015 Trovagene, Inc. Confidential 39 Target KOLs/ Early adopters Market Development (2013-2014) Full Commercialization (2015) Develop IIS (Investigator Initiated Study) Program Accelerate Adoption within Integrated Healthcare Delivery Networks (IDNs) Branding, Market Awareness and Education Relationships w/ 30+ top cancer centers 17 National Comprehensive Cancer Network (NCCN) Centers 100+ oncologists engaged in outreach Signed partnership w/ 2 major IDNs CHI (Catholic Health Initiative) 93 hospitals Lurie Cancer Center of Northwestern Univ.

Key Components for Full Commercialization in 2015 Copyright©2015 Trovagene, Inc. Confidential 40 Full Commercialization (2015) Drive Adoption of Expanded Menu Conversion of Research Collaborators to Clinical Adopters Expand New Market Segments New Market for Genomic Monitoring Commercial operations team established New leadership in place 13 Marketing/market development professionals 5 sales specialists in the field Direct coverage of top target sites Early Adopter Clinicians ECD/LCH treating physician base Major academic cancer centers IDNs where TROV has relationships Geographic focus on key oncology markets

Transforming the Standard of Cancer Care Copyright©2015 Trovagene, Inc. Confidential 41 Treatment Starts Diagnosis Scan at 3 Months Baseline Determined by Whole Body Molecular Information Daily Noninvasive Monitoring for Therapy Response Trovagene PCM Week 1-2

From Diagnostic Tool to Screening Tool Copyright©2015 Trovagene, Inc. Confidential 42 Stage IV High ctDNA concentration enables detection in both urine and blood EGFR Today Stage III Tomorrow Stage II Stage I NSCLC Diagnostic Tomorrow Screening EGFR EGFR EGFR

Copyright©2015 Trovagene, Inc. Confidential 43 The Trovagene Vision – A High Resolution Molecular Microscope Future Today Building Evidence for Clinical Utilities and early commercial applications Correlation to Tissue Superior Detection Sensitivity to Plasma Response to Therapy and tracking Tumor Burden

Reimbursement Value Based on Clinical Utilities of ctDNA Copyright©2015 Trovagene, Inc. Confidential 44 Detection of Mutation Monitoring Tumor Size When tissue biopsy is unavailable Tumor load Emergence of resistant mutations Drug holidays Tier 1 MDx Codes Concordance with SOC Established codes Price/assay Repeat Testing: Novel Utility Not Otherwise Classified Codes (NOC) Unique CPT Codes Once Clinical Data Established, Reimbursement: Supplement tissue biopsy to get systemic overview of the entire heterogeneity of cancer

Lung Cancer Tissue Biopsy: Cost Assumptions1 Copyright©2015 Trovagene, Inc. Confidential 45 While the median cost for a lung cancer biopsy is ~$3,750, a recent review of 5% of the Medicare population found that complications drove average biopsy cost to $14,634. 1Medicare claims analysis presented by Lokhandwala at the 2014 Chicago Multidisciplinary Symposium in Thoracic Oncology mtg Detection: Lung Cancer Average Biopsy Cost Biopsy without AE ~80% Claims Biopsy with AE ~20% Claims $14,634 The average cost of a lung cancer biopsy $14,634 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Average Cost Cost per Biopsy $37,745 $0 $10,000 $20,000 $30,000 $40,000 Average Cost Cost per Biopsy $8,869 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Average Cost Cost per Biopsy

Catalysts & Milestones to Drive Valuation Copyright©2015 Trovagene, Inc. Confidential 46 Demonstrate clinical utility Expand mutation coverage on PCM platform Initiate new collaborations to establish clinical utility Establish strategic partnerships to grow market reach Drive early adoption in top cancer centers and integrated healthcare networks 20+ abstracts and manuscripts in 2015 8 New Menu Assays 10+ clinical studies in 2015 Top academic centers Geographic expansion Kit manufacturing Pharma collaboration HPV collaboration Commercial presence in 20 cancer centers with repeat revenue

For further information Please contact: Stephen Zaniboni, CFO szaniboni@trovagene.com Antonius Schuh, CEO aschuh@trovagene.com